                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                            MRV COMMUNICATIONS, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

                            MRV COMMUNICATIONS, INC.
                             8943 FULLBRIGHT AVENUE
                          CHATSWORTH, CALIFORNIA 91311

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2000

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of MRV Communications, Inc., a Delaware corporation (the "Company"), will be held on May 10, 2000 at 10:00 a.m., local time, at The Chatsworth Hotel, 9777 Topanga Canyon Blvd, Chatsworth, California 91311, for the following purposes:

     1. To approve an amendment to the Company's Certificate of Incorporation to effect a two-for-one split of the Company's Common Stock, to increase the number of authorized shares of the Company's Common Stock from 80,000,000 to 160,000,000 shares and to decrease the par value per share of the Company's Common Stock from $0.0034 to $0.0017.

     2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

     The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 5, 2000 are entitled to notice of and to vote at the Special Meeting.

     All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors

                                          /s/ Shlomo Margalit

                                          SHLOMO MARGALIT
                                          Secretary

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                            MRV COMMUNICATIONS, INC.
                            ------------------------

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

     The enclosed Proxy is solicited on behalf of MRV Communications, Inc. (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on May 10, 2000 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at The Chatsworth Hotel, 9777 Topanga Canyon Blvd, Chatsworth, California 91311. The Company's telephone number is (818) 773-0900.

     These proxy solicitation materials were mailed on or about April 11, 2000 to all stockholders entitled to vote at the Special Meeting.

                 INFORMATION CONCERNING VOTING AND SOLICITATION

RECORD DATE AND SHARES OUTSTANDING

     Only stockholders of record at the close of business on April 5, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 28,712,755 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock are outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the only matter scheduled to be voted on at the Special Meeting: the amendment of the Company's Certificate of Incorporation to effect a two-for-one split of the Company's Common Stock and to increase the number of authorized shares of the Company's Common Stock from 80,000,000 to 160,000,000 shares and decrease the par value per share of the Company's Common Stock from $0.0034 to $$0.0017 (the "Amendment").

     Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted "FOR" the approval of the proposed Amendment. For purposes of the approval of the proposed Amendment, both abstentions and broker non-votes will have the same effect as votes against this proposal.

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares of their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the

Special Meeting or any adjournment thereof. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date of (i) each person known by the Company to own beneficially 5% or more of the Common Stock, (ii) each current director of the Company, (iii) the Company's Chief Executive Officer and the Company's other current most highly compensated executive officers who received in excess of $100,000 in total compensation for the year ended December 31, 1999, and (iv) all current directors and executive officers as a group. The shares information presented below does not reflect the proposed two-for-one split of the Company's Common Stock.

                                                                    SHARES
                                                            BENEFICIALLY OWNED(2)
                                                            ----------------------
                   NAME AND ADDRESS(1)                        NUMBER       PERCENT
                   -------------------                      -----------    -------
Shlomo Margalit...........................................   1,668,530       5.8
Noam Lotan(3).............................................     763,437       2.7
Ken Ahmad(4)..............................................     294,464       1.0
Edmund Glazer(5)..........................................      39,000         *
All Directors and Executive Officers as a Group (8
  persons)(6).............................................   2,889,431      10.0

---------------
 *  Less than one percent.

(1) Except as noted below, the address of each of the persons listed is c/o MRV Communications, Inc., 8943 Fullbright Avenue, Chatsworth, CA 91311.

(2) Pursuant to the rules of the Securities and Exchange Commission ("SEC"), shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes 30,000 shares issuable pursuant to stock options exercisable within 60 days from the Record Date.

(4) Includes 156,000 shares issuable pursuant to stock options exercisable within 60 days from the Record Date

(5) Includes 19,000 shares issuable pursuant to stock options exercisable within 60 days from the Record Date.

(6) Includes 279,000 shares issuable pursuant to stock options exercisable within 60 days from the Record Date.

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to effect a two-for-one split of the Company's Common Stock (the "Stock Split"), to increase the number of authorized shares of the Common Stock of the Company from 80,000,000 to 160,000,000 shares and to decrease the par value per share of the Company's Common Stock from $0.0034 to $0.0017. Accordingly, the Board of Directors has unanimously approved the proposed Certificate of Amendment to the Company's Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the "Certificate of Amendment"), and hereby solicits the approval of the Certificate of Amendment by the Company's stockholders.

     If the stockholders approve the Certificate of Amendment, the Board of Directors currently intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware promptly following such stockholder approval. The date of such filing with the Delaware Secretary of State would be the effective date (the "Effective Date") of the Stock Split, entitling holders of record of the Company's Common Stock on the Effective Date to the additional shares resulting from the Stock Split. Following the Effective Date, the Company will mail to each stockholder of record on the Effective Date, a share certificate representing the number of shares of the Company's Common Stock that, when aggregated with the number of shares held by such stockholder on the Effective Date, will equal two (2) times the number of shares of the Company's Common Stock held by such stockholder on the Effective Date. For example, if a stockholder owns 100 shares of Common Stock of the Company on the Effective Date, the Company will mail to such stockholder a stock certificate for 100 shares. Therefore, the stockholder would be the owner of 200 shares of the Common Stock as of the Effective Date.

     In connection with the Stock Split, the numbers of shares of Common Stock subject to outstanding warrants and options and reserved for issuance under the Company's stock option and warrant programs would be proportionately adjusted to reflect the Stock Split described above, and the exercise prices of outstanding warrants and options would be proportionately reduced.

PURPOSE OF THE PROPOSED AMENDMENT

     The objectives of the Stock Split are to lower the market price of the Company's Common Stock and to increase its trading activity, each of which is expected to increase the liquidity and broaden the marketability of the Company's Common Stock. The purpose for reducing the par value per share of Common Stock is merely to decrease the par value to correspond to the Stock Split. The objectives of the increase in the authorized number of shares of Common Stock from 80,000,000 to 160,000,000 shares are to ensure that there is a sufficient number of authorized shares to effect the Stock Split and to have sufficient shares available for future issuances. For these reasons, the Board of Directors believes that the Stock Split and the increase in the authorized number of shares of Common Stock are in the best interest of the Company and its stockholders.

     The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to provide (after giving effect to the Stock Split) a reserve of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting future stock splits or dividends. The additional shares of Common Stock authorized but not required to effect the Stock Split may also be used to acquire or invest in complementary companies, businesses or products or to obtain the right to use complementary technologies. For example, upon the closing of its recently announced agreement with the shareholders of Fiber Optic Communications, Inc., a Republic of China corporation (the "FOCI transaction"), the Company will be obligated to issue 2,400,000 additional shares of Common Stock. Except in connection with the FOCI transaction and pursuant to outstanding warrants and warrants and options under the Company's employee benefit programs, the Company continues to evaluate and conduct discussions with third parties with respect to potential acquisitions or investments. However, the probability that the Company will enter into any such transaction is presently uncertain.

     The additional Common Stock issuable upon the Stock Split would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Certificate of Amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

     If the stockholders approve the proposed Certificate of Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange or The Nasdaq National Market on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or like rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their appropriate ownership thereof. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

     In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. Accordingly, the increase in the number of authorized shares of Common Stock may deter a future takeover attempt which holders of Common Stock may deem to be their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote will be required to approve the Certificate of Amendment. Both abstentions and broker non-votes will have the same effects as votes against this proposal.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                    APPROVAL OF THE CERTIFICATE OF AMENDMENT
                         TRANSACTION OF OTHER BUSINESS

     The Board of Directors of the Company knows of no other matters which may be brought before the Special Meeting. If any other matters properly come before the Special Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ Shlomo Margalit

                                          SHLOMO MARGALIT
                                          Secretary
Chatsworth, California
April 11, 2000

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                            MRV COMMUNICATIONS, INC.

     MRV Communications, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), pursuant to the provisions of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY as follows:

          FIRST: The Certificate of Incorporation of the Company is hereby amended by deleting paragraphs A and B of Section 4 of the Certificate of Incorporation in their present form and substituting therefor new paragraphs A and B of Section 4 in the following form:

             A. This corporation is authorized to issue two classes of stock, to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of this corporation is authorized to issue is One Hundred Sixty One Million (161,000,000) shares of capital stock.

             B. Of such authorized shares, One Hundred Sixty Million (160,000,000) shares shall be designated "Common Stock" and have a par value of $.0017 per share. One Million (1,000,000) shares shall be designated "Preferred Stock" and have a par value of $0.01 per share. Upon the filing of this Certificate of Amendment of the Certificate of Incorporation, each share of Common Stock of the corporation outstanding immediately prior to such filing shall be reconstituted as and converted into two shares of Common Stock.

          SECOND: The amendment to the Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the DGCL by (a) the Board of Directors of the Corporation having duly adopted a resolution setting forth such amendment and declaring its advisability and submitting it to the stockholders of the Corporation for their approval, and (b) the stockholders of the Corporation having duly adopted such amendment by vote of the holders of a majority of the outstanding stock entitled to vote thereon at a special meeting of stockholders called and held upon notice in accordance with Section 222 of the DGCL.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed by Noam Lotan, its President and Chief Executive Officer, and attested by Shlomo Margalit, its
Secretary, this      day of             , 2000.

                                          MRV COMMUNICATIONS, INC.

                                          By:
                                            ------------------------------------
                                            Noam Lotan
                                            PRESIDENT AND CHIEF EXECUTIVE
                                              OFFICER
ATTEST:

---------------------------------------------------------
SHLOMO MARGALIT
Secretary

                            MRV COMMUNICATIONS, INC.

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 10, 2000
             THIS PROXY IS SOLICITED ON BEHALF OF BOARD OF DIRECTORS

        The undersigned, having received notice of the Special Meeting of Stockholders and the Proxy Statement of the Board of Directors furnished therewith, hereby appoints Noam Lotan, Shlomo Margalit, and Edmund Glazer, and each of them, attorney of the undersigned (with full power of substituting him) for and in the name(s) of the undersigned to attend the Special Meeting of Stockholders of MRV Communications, Inc. (the "Company") to be held at The Chatsworth Hotel, 9777 Topanga Canyon Blvd, Chatsworth, California 91311 on May 10, 2000 at 10:00 a.m. and any adjournment or adjournments thereof, and there to vote and act in regard to all matters which may properly come before said meeting (except those matters as to which authority is hereinafter withheld) upon and in respect to all shares of the Common Stock of the Company upon or in respect of which the undersigned would be entitled to vote or act, and with all power the undersigned would possess, if personally present, and especially (but without limiting the general authorization and power hereby given) to vote and act as follows.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

[X] Please mark your votes as in this example.

                            1. Proposal to approve an amendment to the Company's Certificate of Incorporation to effect a two-for-one split of the Company's Common Stock, to increase the number of authorized shares of the Company's Common Stock from 80,000,000 to 160,000,000 shares and to decrease the par value per share of Common Stock from $0.034 to $0.0017.

                                   FOR [ ]       AGAINST  [ ]   ABSTAIN  [ ]

                            2. IN HIS DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

                                   The shares represented by this Proxy will be voted as directed by the Stockholder. The Board of Directors favors Proposal (1) above. If no instructions are indicated, the undersigned's vote will be case FOR Proposal
                                   (1) above.

                                   THE UNDERSIGNED HEREBY CONFER(S) UPON SAID
                            ATTORNEY PROXY DISCRETIONARY AUTHORITY TO VOTE UPON ANY OTHER MATTERS OF PROPOSALS NOT KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                   Attendance of the undersigned at said meeting
                            or at any adjournment or adjournments thereof will not be deemed to revoke this Proxy unless the undersigned shall affirmatively indicate thereat his intention to vote said shares in person. If a fiduciary capacity is attributed to the undersigned in imprint below, this Proxy is signed by the undersigned in that capacity.


Signature(s)__________________________________________________ Date____________

IMPORTANT: In signing this Proxy, please write name exactly as appearing on imprint. For stock held jointly, each joint owners should personally sign. For stock held by corporation, please affix corporate seal.